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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 1999

                           ARGENT CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

            NEVADA                    0-20702                   88-0383765
   (State of Incorporation)      Commission File No.          (IRS Employer
                                                            Identification No.)


              1801 WEST END AVENUE, SUITE 1110, NASHVILLE, TN 37203
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (615) 345-6200


          (Former name or former address, if changed since last report)


ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

        Effective June 30, 1999, Grant Thornton LLP has been engaged as the registrant's independent auditor for the fiscal year 1999.

ITEM 5. OTHER EVENTS.

        None

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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        None

ITEM 8. CHANGE IN FISCAL YEAR

        None


                                    SIGNATURE

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


Date: July 20, 1999                         REGISTRANT:

                                            ARGENT CAPITAL CORPORATION


                                            BY: /s/ ROY L. PAINTER
                                                --------------------------------
                                                    ROY L. PAINTER
                                                    CHIEF OPERATING OFFICER
                                                    CHIEF FINANCIAL OFFICER